Exhibit 10.1

AMENDMENT 1 TO CONVERTIBLE NOTE PURCHASE AGREEMENT

This Amendment (“Amendment 1”) to that certain Convertible Note Purchase Agreement dated April 1, 2020 by and between TechCare Corp. (the “Company”) and Citrine S A L Investment & Holdings Ltd, WealthStone Private Equity Ltd, WealthStone Holdings Ltd, Golden Holdings Neto Ltd, Beezz Home Technologies Ltd, Citrine Biotech 5 LP, Citrine High Tech 6 LP, Citrine High Tech 7 LP, Citrine 8 LP, Citrine 9 LP and Citrine Biotech 10 LP (together, the “Buyer”) (the “Agreement”) is dated June 12, 2020. All the entities comprising the Buyer are affiliated with the Registrant. The Registrant and the Buyer together are referred to herein as the “Parties”.

WHEREAS: The Parties wish to add certain terms to the Agreement.

NOW THEREFORE, Company on the one hand and Buyer jointly and severally on the other hand hereby agree to add the terms as follows:

1. Issuance of Warrants.

a.	Right to Warrants. For each draw down the Company makes under the Agreement, the Buyer shall be entitled to an issuance of two types of warrants of the Company (“A Warrant” and “B Warrant” and collectively: the “Warrants”). The Warrants shall be issued on the Closing Date of each draw down pursuant to a delivery of a Draw Down Notice from Company to Buyer.

b.	Terms of A Warrant. Pursuant to each Draw Down Notice, the Company shall issue to the Buyer A Warrants for a period of one year with an exercise price per A Warrant equal to 25% above the average of the closing price of the Company’s Common Stock in the market during the 3 trading days immediately preceding the date on which a Draw Down Notice is provided by the Company. The number of A Warrants to be issued by the Company will be equal to the number derived from a division of the Purchase Price pursuant to each Draw Down Notice by the market price of the Company’s Common Stock as such is reflected by the average of the closing price of the Company’s Common Stock in the market during the 3 trading days immediately preceding the date on which a Draw Down Notice is provided by the Company. Each A Warrant shall be exercisable into one share of Common Stock of the Company and shall become exercisable 6 months after its issuance.

c.	Terms of B Warrant. Pursuant to each Draw Down Notice, the Company shall issue to the Buyer B Warrants for a period of two years with an exercise price per B Warrant equal to 50% above the average of the closing price of the Company’s Common Stock in the market during the 3 trading days immediately preceding the date on which a Draw Down Notice is provided by the Company. The number of B Warrants to be issued by the Company will be equal to the number derived from a division of the Purchase Price pursuant to each Draw Down Notice by the market price of the Company’s Common Stock as such is reflected by the average of the closing price of the Company’s Common Stock in the market during the 3 trading days immediately preceding the date on which a Draw Down Notice is provided by the Company. Each B Warrant shall be exercisable into one share of Common Stock of the Company and shall become exercisable 6 months after its issuance.

d.	Previous Draw Downs. The additional terms set forth in this Amendment 1 to the Agreement shall apply also to any draw down the Company already made under the Agreement. Any A Warrants and B Warrants to be issued further to a previous Draw Down Notice under the Agreement, shall have the same terms of the A Warrants and the B Warrants issued to the Buyer pursuant to the first Draw Down Notice made under the Agreement after this Amendment 1 is executed by the Parties.

2. Registration Rights. All A Warrants and B Warrants issued to Buyer under the Agreement and the shares underlying such Warrants shall be included under the term “Registrable Securities” as such term is defined in the Registration Rights Agreement between the Company and the Buyer dated April 1, 2020.

IN WITNESS WHEREOF, the undersigned Buyer and Company have caused this Amendment 1 to the Agreement to be duly executed as of the date first above written.

Name: __________________	Name: _____________________

Signature: ______________________	Signature: ____________________

for and on behalf of:	for and on behalf of:

TECHCARE CORP.	CITRINE S A L INVESTMENT & HOLDINGS LTD

Name: ________________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

BEEZZ HOME TECHNOLOGIES LTD	WEALTHSTONE PRIVATE EQUITY LTD

Name: ____________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

WEALTHSTONE HOLDINGS LTD	GOLDEN HOLDINGS NETO LTD

Name: ____________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE BIOTECH 5 LP	CITRINE HIGH TECH 6 LP

Name: __________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE HIGH TECH 7 LP	CITRINE 8 LP

Name: ____________________	Name: ________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE 9 LP	CITRINE BIOTECH 10 LP